_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported):  May 23, 1997


          CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of May 23, 1997, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 1997-2).


                           CWABS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware              333-11095          95-4596514
----------------------------   -----------     ------------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       4500 Park Granada
       Calabasas, California                         91302
     -------------------------                    ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

_________________________________________________________________



Item 5.   Other Events.
----      ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Asset-Backed Certificates, Series 1997-2.

     In connection with the offering of the Asset-Backed Certificates, Series 1997-2, Lehman Brothers Inc. ("Prudential") and Countrywide Securities Corporation ("Countrywide Securities" and together with Lehman, the "Underwriters"), as underwriters of the Certificates, have prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials of the Underwriters are filed as Exhibit 99.1.




-------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated February 21 1997 and the prospectus supplement dated May 23, 1997, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 1997-2.



Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Holding Ltd. SEC No-Action Letter, Financial Asset Securities Corp. ("FSA") will incorporate by reference the financial statements of FSA into the Regirant's registration statement (File No. 333-11095). The financial statements will be referred to in the prospectus supplement relating to CWABS, Inc. Asset-Backed
Certificates, Series 1997-2. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 23.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.       Consent of Coopers & Lybrand L.L.P.

     99.1      Computational Materials.


                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWMBS, INC.



                              By: /s/ David Walker
                                  ---------------------------
                                  David Walker
                                  Vice President



Dated:  May 23, 1997



                                Exhibit Index
                                -------------


Exhibit                                                                  Page
-------                                                                  ----

23.       Consent of Coopers & Lybrand L.L.P.

99.1      Computational Materials.




               EXHIBIT 23:  CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement dated May 23, 1997 (to Prospectus dated February 21, 1997) of CWABS, Inc. relating to its Asset-Backed Certificates, Series 1997-2 of our report dated January 24, 1997 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996. We also consent to the reference to our firm under the caption "Experts".



                              \s\  Coopers & Lybrand L.L.P.
                              --------------------------------------------
                                   COOPERS & LYBRAND L.L.P.


New York, New York
May 23, 1997



                    EXHIBIT 99.1:  COMPUTATIONAL MATERIALS



                                  REVISED *
                                  _______

                             DERIVED INFORMATION
                             -------------------

                   $180,000,000 Certificates (Approximate)

             COUNTRYWIDE ASSET BACKED CERTIFICATES, SERIES 1997-2

          COUNTRYWIDE HOME LOANS, INC. (SELLER AND MASTER SERVICER)


* The legal final maturity date has been revised. In addition, supplemental collateral overview tables have been included.




SECURITIES OFFERED/(1)(2)/
------------------

                                        ESTIMATED       EST.       EXPECTED    STATED      EXPECTED
               EXPECTED                  WAL/MDUR     PRINCIPAL     FINAL      FINAL       RATINGS
SECURITIES      SIZE      BENCHMARK     (YRS)       PMT. WINDOW   MATURITY   MATURITY  (MOODY'S/S&P)
                                                        (MOS)
To 10% Call  180,000,000  1 Mo LIBOR   3.35 / 2.81    99 months   8/25/2005  5/25/2027     Aaa/AAA
To Maturity  180,000,000  1 Mo. LIBOR  3.62 / 2.95   216 months   5/25/2015  5/25/2027     Aaa/AAA

__________________________

(1) All securities are rated AAA/Aaa by S&P and Moody s.
(2) Prepayments are sized at 125% of the Prepayment Assumption. A 100% Prepayment Assumption begins at 4% CPR in month one and increases by 1.455% CPR each month until it reaches 20% CPR in month 12, and remain at 20% CPR thereafter.





SENSITIVITY ANALYSIS/(1)/
--------------------

        WEIGHTED AVERAGE LIFE /(2)/ AND PRINCIPAL PAYMENT WINDOW /(3)/
         SENSITIVITY OF THE CERTIFICATES TO VARYING PREPAYMENT RATES


                         (ASSUMES 10% CLEAN UP CALL)
                          -------------------------

     0%              50%             100%            125%              150%              200%              250%

       Window          Window           Window          Window            Window            Window           Window
 WAL  (months)    WAL  (months)   WAL  (months)    WAL  (months)   WAL   (months)    WAL   (months)   WAL    (months)
(yrs)            (yrs)            (yrs)           (yrs)            (yrs)            (yrs)            (yrs)
21.54   349       7.82   232      4.16   125       3.35   99       2.81     82       2.10     59      1.67      45



                         (ASSUMES NO CLEAN UP CALL)
                          ------------------------

     0%              50%             100%            125%              150%              200%              250%

       Window          Window           Window          Window            Window            Window           Window
 WAL  (months)    WAL  (months)   WAL  (months)    WAL  (months)   WAL   (months)    WAL   (months)   WAL    (months)
(yrs)            (yrs)            (yrs)           (yrs)            (yrs)            (yrs)            (yrs)
21.58   360       8.21   349      4.49   265       3.62    216      3.02     179      2.26     128    1.79       97

______________________________
(1) A 100% Prepayment Assumption begins at 4% CPR in month one and increases by 1.455% CPR each month until it reaches 20% CPR in month 12, and remain at 20% CPR thereafter. The prepayment sensitivity tables include average lives and principal payment windows at varying percentages of the prepayment assumption.
(2)  The weighted average life of each of the Certificates is determined by
     (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the Original Certificate Principal Balance.
(3) The window of the Certificates is the number of months during which principal is repaid.




COLLATERAL SUMMARY
------------------

The collateral statistics for the Initial Mortgage Loans as of the Cut-Off Date are listed below:

                                      AGGREGATE MTG. LOANS     6 MONTH LI LOANS         2/28 LOANS
                                      --------------------     ----------------         ----------
TOTAL NUMBER OF LOANS                                1,327                   307                 1,020

TOTAL OUTSTANDING LOAN BALANCE                $135,399,378           $36,509,655           $98,889,722

LEVEL PAY (% OF TOTAL)                                100%                  100%                  100%


AVERAGE LOAN PRINCIPAL BALANCE                    $102,034              $118,924               $96,951

WEIGHTED AVERAGE COUPON                              9.22%                 8.58%                 9.45%

WEIGHTED AVERAGE MARGIN                              6.04%                 5.96%                 6.07%

WEIGHTED AVERAGE ORIG. TERM                     359 Months            355 Months            360 Months
(MONTHS)

RANGE OF ORIGINAL TERMS (MONTHS)             180:     0.68%       180:     2.51%        360:   100.00%
                                             360:    99.32%       360:    97.49%



WEIGHTED AVERAGE REMAINING TERM                 359 Months            355 Months            360 Months
(MONTHS)

WEIGHTED AVERAGE LIFECAP                            16.21%                15.58%                16.45%

WEIGHTED AVERAGE PERIODIC CAP                         1.50%                1.50%                 1.50%


WEIGHTED AVERAGE FLOOR                               9.21%                 8.58%                 9.45%

WEIGHTED AVERAGE LTV                                72.99%                74.56%                72.41%

LIEN POSITION (FIRST/SECOND)                     100% / 0%             100% / 0%             100% / 0%

LOANS SUBJECT TO PREPAYMENT                         52.87%                19.35%                65.25%

PROPERTY TYPE                                       81.73%                80.17%                82.30%
             SINGLE FAMILY                           3.12%                 3.30%                 3.05%
             TWO TO FOUR FAMILY                      3.12%                 5.15%                 2.37%
             LOW RISE CONDO                          0.27%                 0.00%                 0.37%
             HIGH RISE CONDO                        11.20%                10.45%                11.47%
             PUD                                     0.57%                 0.94%                 0.43%
             OTHER

OCCUPANCY STATUS
             OWNER OCCUPIED                         93.27%                93.20%                93.29%
             NON-OWNER OCCUPIED                      6.74%                 6.80%                 6.71%

                                      AGGREGATE MTG. LOANS     6 MONTH LI LOANS         2/28 LOANS
                                      --------------------     ----------------         ----------

GEOGRAPHIC DISTRIBUTION
*Other states account                   Northern CA  9.50%     Northern CA 9.52%        Northern CA   9.49%
individually for less than              Southern CA 10.25%     Southern CA 8.87%        Southern CA  10.76%
4% of the Statistical                            WA  5.47%              WI 6.68%                 CA  20.24%
Calculation Pool principal                       OH  5.35%              WA 5.26%                 OH   6.04%
                                                 CO  4.98%              MA 5.18%                 WA   5.55%
                                                 WI  4.83%              CO 4.98%                 CO   4.98%
                                                 FL  4.57%              IN 4.75%                 FL   4.84%
                                                 ID  4.40%              IL 4.63%                 ID   4.57%
                                                 TX  4.31%              UT 4.55%                 TX   4.34%
                                                                        NC 4.42%                 WI   4.15%
                                                                        TX 4.23%

                                      AGGREGATE MTG. LOANS     6 MONTH LI LOANS         2/28 LOANS
                                      --------------------     ----------------         ----------

NEXT RATE ADJUSTMENT DATE:               6/97:     0.32%          6/97:     1.20%          7/98:    0.12%
                                         7/97:     0.15%          7/97:     0.55%          8/98:    0.22%
                                         8/97:     0.05%          8/97:     0.17%         11/98:    0.08%
                                         9/97:     1.42%          9/97:     5.25%          3/99:    4.28%
                                        10/97:    13.50%          10/97:   50.08%          4/99:   46.26%
                                        11/97:    11.52%          11/97:   42.74%          5/99:   49.03%
                                         7/98:     0.09%
                                         8/98:     0.16%
                                        11/98:     0.06%
                                         3/99:     3.13%
                                         4/99:    33.79%
                                         5/99:    35.81%


CREDIT CLASS /(1)/                         A:   44.04%              A:   47.09%              A:   42.91%
                                          A-:   28.42%             A-:   27.56%             A-:   28.74%
                                           B:   16.06%              B:   18.38%              B:   15.21%
                                           C:    7.33%              C:    4.02%              C:    8.56%
                                       C-(D):    4.15%          C-(D):    2.96%          C-(D):    4.59%


DAYS DELINQUENT                       Current: 100.00%          Current: 100.00%         Current: 100.00%


/(1)/ "A" borrowers represent borrowers who have been 1X30 days delinquent in the last 12 months.




6 MONTH LIBOR MORTGAGE LOANS
----------------------------

                                                 CURRENT
  START RATE               COUNT                 BALANCE               %
  6.001 - 6.500              3                 380,297.42             1.04
  6.501 - 7.000             11               1,119,273.32             3.07
  7.001 - 7.500             36               4,437,929.63            12.16
  7.501 - 8.000             38               4,265,448.09            11.68
  8.001 - 8.500             69               9,549,098.84            26.15
  8.501 - 9.000             47               6,122,604.59            16.77
  9.001 - 9.500             46               4,866,443.43            13.33
  9.501 - 10.000            34               3,891,159.43            10.66
 10.001 - 10.500             8                 590,162.57             1.62
 10.501 - 11.000            12               1,122,312.10             3.07
 11.001 - 11.500             2                 123,950.00             0.34
 11.501 - 12.000             1                  40,976.00             0.11

     Total                 307              36,509,655.42           100.00



                                               CURRENT
LIFECAP                      COUNT             BALANCE             %
13.001 - 13.500                3             380,297.42           1.04
13.501 - 14.000               11           1,119,273.32           3.07
14.001 - 14.500               36           4,437,929.63          12.16
14.501 - 15.000               38           4,265,448.09          11.68
15.001 - 15.500               69           9,549,098.84          26.15
15.501 - 16.000               47           6,122,604.59          16.77
16.001 - 16.500               46           4,866,443.43          13.33
16.501 - 17.000               34           3,891,159.43          10.66
17.001 - 17.500                8             590,162.57           1.62
17.501 - 18.000               12           1,122,312.10           3.07
18.001 - 18.500                2             123,950.00           0.34
18.501 - 19.000                1              40,976.00           0.11

       Total                 307          36,509,655.42         100.00




2/28 MORTGAGE LOANS
-------------------

                                                 CURRENT
  START RATE               COUNT                 BALANCE               %
  5.501 - 6.000              1                 180,375.00             0.18
  6.501 - 7.000              1                  68,500.00             0.07
  7.001 - 7.500              5                 697,628.21             0.71
  7.501 - 8.000             30               3,776,400.60             3.82
  8.001 - 8.500             83               9,779,478.29             9.89
  8.501 - 9.000            215              23,627,002.91            23.89
  9.001 - 9.500            201              19,540,626.08            19.76
  9.501 - 10.000           191              18,348,026.91            18.55
 10.001 - 10.500           128              10,524,638.40            10.64
 10.501 - 11.000            81               6,804,987.21             6.88
 11.001 - 11.500            39               2,656,778.03             2.69
 11.501 - 12.000            28               1,729,121.67             1.75
 12.001 - 12.500            15                 984,809.16             1.00
 12.501 - 13.000             2                 171,350.00             0.17

     Total               1,020              98,889,722.47           100.00



                                               CURRENT
LIFECAP                      COUNT             BALANCE             %
 12.501 - 13.000              1                 180,375.00             0.18
 13.501 - 14.000              1                  68,500.00             0.07
 14.001 - 14.500              5                 697,628.21             0.71
 14.501 - 15.000             30               3,776,400.60             3.82
 15.001 - 15.500             83               9,779,478.29             9.89
 15.501 - 16.000            215              23,627,002.91            23.89
 16.001 - 16.500            201              19,540,626.08            19.76
 16.501 - 17.000            191              18,348,026.91            18.55
 17.001 - 17.500            128              10,524,638.40            10.64
 17.501 - 18.000             81               6,804,987.21             6.88
 18.001 - 18.500             39               2,656,778.03             2.69
 18.501 - 19.000             28               1,729,121.67             1.75
 19.001 - 19.500             15                 984,809.16             1.00
 19.501 - 20.000              2                 171,350.00             0.17

     Total               1,020              98,889,722.47           100.00





AVAILABLE FUNDS CAP ANALYSIS
----------------------------

DISTRIBUTION DATE        AVAILABLE FUNDS CAP         DISTRIBUTION DATE        AVAILABLE FUNDS CAP
-----------------        -------------------         -----------------        -------------------
           1                     9.52%                       51                       12.80%
           2                     8.59%                       52                       12.80%
           3                     8.33%                       53                       13.23%
           4                     8.38%                       54                       12.80%
           5                     8.68%                       55                       13.23%
           6                     8.62%                       56                       12.80%
           7                     9.10%                       57                       12.80%
           8                     8.83%                       58                       14.17%
           9                     8.86%                       59                       12.80%
          10                     9.87%                       60                       13.23%
          11                     8.95%                       61                       12.80%
          12                     9.49%                       62                       13.23%
          13                     8.88%                       63                       12.80%
          14                     9.19%                       64                       12.80%
          15                     8.90%                       65                       13.23%
          16                     8.92%                       66                       12.80%
          17                     9.22%                       67                       13.23%
          18                     8.99%                       68                       12.80%
          19                     9.34%                       69                       12.80%
          20                     9.05%                       70                       14.18%
          21                     9.05%                       71                       12.81%
          22                     10.09%                      72                       13.23%
          23                     9.13%                       73                       12.81%
          24                     9.97%                       74                       13.23%
          25                     10.20%                      75                       12.81%
          26                     10.56%                      76                       12.81%
          27                     10.23%                      77                       13.24%
          28                     10.29%                      78                       12.81%
          29                     10.64%                      79                       13.24%
          30                     10.68%                      80                       12.81%
          31                     11.49%                      81                       12.81%
          32                     11.13%                      82                       13.69%
          33                     11.15%                      83                       12.81%
          34                     13.19%                      84                       13.24%
          35                     12.79%                      85                       12.81%
          36                     13.22%                      86                       13.24%
          37                     12.79%                      87                       12.81%
          38                     13.22%                      88                       12.81%
          39                     12.79%                      89                       13.24%
          40                     12.79%                      90                       12.81%
          41                     13.22%                      91                       13.24%
          42                     12.80%                      92                       12.82%
          43                     13.22%                      93                       12.82%
          44                     12.80%                      94                       14.19%
          45                     12.80%                      95                       12.82%
          46                     14.17%                      96                       13.25%
          47                     12.80%                      97                       12.82%
          48                     13.22%                      98                       13.25%
          49                     12.80%                      99                       12.82%
          50                     13.22%
